Needham & Company 19th Annual Growth Conference January 2017 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. Total Compensation ”Total Compensation" includes compensation, payroll taxes, and benefits provided to the employees of the Company, as well as payments to outsourced service providers that augment our staff. The difference between “Total Compensation” and the total of “Direct Compensation, Fringe Benefits & Non-Employee Labor” of our segments in our “Management’s Discussion and Analysis” in our Form 10-Q and Form 10-K represents the compensation, payroll taxes and benefits and payment to outsourced service providers that augment our staff for certain administrative functions performed by central headquarters staff that are included in “Expenses Other Than Direct Compensation, Fringe Benefits & Non-Employee Labor” of our segments. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

$1.17 Billion Revenue Company 70+ Countries 700+ Locations 8,900+ Employees OUR GLOBAL STRENGTH

GLOBAL BUSINESS SERVICES LEADER GARDEN CITY GROUP Class Action Settlements Bankruptcy Cases Mass Tort Cases INTERNATIONAL Serves the Canadian, U.K., European, Latin American, and Asia Pacific Markets Property and Casualty Services Global Technical Services Third Party Administration Catastrophe Response and Management BROADSPIRE Workers’ Compensation and Liability Claims Administration Medical Case Management Long-Term Care Services Integrated Disability Management Risk Management Information Systems (RSG) U.S. SERVICES Property and Casualty Services Catastrophe Response and Management Contractor Connection Global Technical Services WeGoLook One of the world's largest independent providers of global claims management solutions 43% 25% 21% 11% Consolidated revenues before reimbursements totaled $1.17 billion for 2015

INVESTMENT HIGHLIGHTS Business services leader with globally recognized brands Experienced senior leadership team Repositioning the Global Claims Management business to deliver revenue growth Broadspire and Garden City Group positioned for growth Crawford Innovative Ventures created to develop new products and explore strategic acquisitions Instilling an entrepreneurial culture focused on cross selling and growth Utilizing technology and strategic outsourcing to improve operations while reducing costs Goal: To deliver more predictable financial results and ongoing revenue growth regardless of the market backdrop

EXECUTIVE MANAGEMENT Harsha V. Agadi - President and Chief Executive Officer On June 21, 2016 Harsha Agadi was named President and CEO after serving as Interim President and CEO since August 2015 30 years of experience in leadership positions at both public and private companies, including several Fortune 500 companies Member of the Crawford Board of Directors since 2010 Chairman of GHS Holdings, LLC, which has investments in restaurants, hospitality and other related industries Serves on the Boards of Belmond Ltd. and Diversified Foodservice Supply, Inc. Bruce Swain - EVP and Chief Financial Officer 30 years of experience in public and corporate accounting Held multiple positions during nearly 25 years at Crawford Has served as CFO since 2006 CPA and a Chartered Global Management Accountant

FOCUS ON DELIVERING REVENUE GROWTH Multiple Avenues of Revenue Growth Available Globally Repositioning the Global Claims business Continued expansion of GTS and Contractor Connection Transformational acquisition of WeGoLook Broadspire’s re-entry into the U.S. disability market Returning GCG to growth Focus on innovation, new products, and cross selling

One of the world’s largest independent providers of claims management solutions with an unparalleled competitive position and globally recognized brand Delivering complex solutions to clients when speed of execution matters Integrated approach to managing national and multinational claims programs Strong client focus, leadership, consultation and guidance Provides services to approximately half of the Fortune 500 Strategic focus – drive top line growth and improved profitability: Expand Global Technical Services (GTS) Pursue runoff claims administration opportunities Continue to grow Contractor Connection WeGoLook acquisition to transform the high frequency, low severity claims market GLOBAL CLAIMS MANAGEMENT BUSINESS

GLOBAL TECHNICAL SERVICES (GTS) Crawford GTS has the largest, most experienced team of technical adjusters in the world Our Vision To be the world’s leading and most trusted provider of specialist loss management, forensic accounting and consulting solutions – powered by advanced analytics GTS has a global footprint comprising 500 executive general adjusters who are specialists in providing quality, end to end claims management Overview Client Need Carriers seek global, integrated end to end solutions for complex and major claims given a lack of complex claims experience, the need to control cost inflation, and inadequate customer outcomes Value Proposition Crawford GTS delivers clients reduced indemnity spend, friction costs and claims settlement time - resulting in improved policy holder and broker experiences Market Opportunity The total addressable market (TAM) is estimated at over $3.8 billion(1) annually - Crawford is well-equipped to take share (1) Based on Crawford & Company data and estimates

GTS – Complex Claims Management Solutions “Superstorm Sandy” was the second costliest hurricane in U.S. history and the largest Atlantic hurricane (1) Estimates as of 2015 assessed the damage to have been ~$75 billion (2012 USD), a total only surpassed by Katrina In the U.S., Hurricane Sandy affected 24 states including the entire eastern seaboard from Florida to Maine Crawford GTS adjusters handled nearly 1,500 major loss claims (1) As measured by diameter, with winds spanning 1,100 miles (1,800 km) In 2011, an earthquake occurred in the Canterbury Region of New Zealand‘s South Island in what would be the nation’s 3rd deadliest disaster The earthquake was centered 10 km south-east of the center of Christchurch, at the time New Zealand’s second most populous city Crawford & Company’s GTS adjusters handled numerous major and complex claims over a three year period, including most of the major heritage structures – notably the claim for Christchurch cathedral

CONTRACTOR CONNECTION – A Significant Global Opportunity

Overview

- **Network** of over 5,300 general and specialty contractors
- **Revenue Growth** of 23% projected in 2016 compared to 2015 (Globally)
- **Nearly 350,000 assignments** with over $2.3 billion in repair estimates projected in 2016
- **Currently operational** under the Contractor Connection brand name in the U.S., Canada, U.K. and Australia

Market Opportunity

- **U.S. Contractor Managed Repair Market** estimated to be $6 billion[1]
- **U.S. Insurance Direct Market** estimated to be $25 billion[1]
- **U.S. Consumer Market** estimated at ~$150 billion[1], highlighting the scale of the consumer opportunity
- **International Contractor Managed Repair Market** estimated to be $25 billion[1] across major markets

Meeting Key Stakeholder Needs

- **Carriers** seek to reduce indemnity, loss adjusting, and administrative expense while raising customer satisfaction
  Contractor Connection delivers improved policy holder satisfaction and renewal rates while reducing costs
- **Contractors** seek consistent volume of job opportunities and are willing to adapt to changes that bring rewards
  Contractor Connection delivers increased lead flow, higher job win rates, and lower marketing investment
- **Consumers** seek a hassle free remedy to finding reliable contractors capable of quality service at fair prices
  Contractor Connection delivers higher satisfaction for lower time investment at a fair price

Crawford

(1) *Based on Crawford & Company / Contractor Connection data and estimates*

11

WeGoLook – A Transformative Acquisition Acquisition closed on January 4, 2017 WeGoLook provides crowd sourced field services, leveraging the “gig” economy 100+ employees, headquartered in Oklahoma City 30,000+ on-demand “Looker” community Addressable market defined by nearly 200 million inspections with roughly $7 billion in value (1) 2016 revenues grew approximately 150% from 2015 Revenues are expected to grow rapidly over the next three years Expected EPS accretion beginning in 2018 Disrupting the market for high frequency, low severity claims (1) Based on Crawford & Company data and estimates

WeGoLook – How It Works WeGoLook has the ability to task a ‘Looker’ throughout the U.S. within hours of receiving instruction from WeGoLook’s automated notification system Utilizing the WeGoLook proprietary verification app, lookers provide the prescribed data and picture requirements immediately Coupled with desk-based quality assurance on all responses, client satisfaction ratings are exceptional

WeGoLook – Expanding Crawford’s Reach

BROADSPIRE A global Third Party Administration (TPA) business specializing in servicing the claims needs of corporations, brokers and insurers who wish to take a greater control over the claims process, indemnity spend, and data capture and to access meaningful management information Largest global footprint of any third party claims administrator in the world Providing an entire range of claims management services, including: Disability and leave management services Medical management services Workers’ compensation and liability claims management services Risk management information services Utilizing data analytics with predictive modelling solutions to impact total loss costs Innovative technology

Broadspire is positioned to grow market share, driven by re-entry into the U.S. Disability market (1) TAM based on Crawford & Company data (2) Total Addressable Market (TAM) based on 2015 TPA Directory (2014 results) (3) According to IBIS World Disability Insurance Report (Aug 2016) Disability Medical Management TPA Casualty T12M Medical Mgt. Services Revenues $161.4mm or 5.2% share T12M TPA Casualty $127.7mm or 2.8% share BROADSPIRE – Segment Share vs. Total Addressable Market TAM (2) $4.5B TAM (1) $3.1B TAM (3) $2.0B

Recognized leader in providing legal administration services for class action settlements, bankruptcy cases, mass tort and legal noticing programs for over 30 years Strong senior leadership team Continuing management of the expected decline of two large projects Backlog remains robust, highlighted by key 2016 wins: Pfizer Securities Litigation Settlement Cases involving Wells Fargo Large mass tort case with significant expected duration DoJ U.S. Victims of State Sponsored Terrorism Fund Barrick Gold Securities Litigation Continued cost reduction activities expected to gain traction Expect Garden City Group to return to growth in 2017 GARDEN CITY GROUP

GARDEN CITY GROUP – Deepwater Horizon In April 2010, a blowout on British Petroleum’s Deep Water Horizon oil rig caused an enormous explosion creating the largest oil spill in U.S. waters Crawford through Garden City Group were appointed as claims administrators which involved the establishment of claims intake through call centers in the region The work of administration has continued for over 5 years and is only now winding down

The insurance industry is experiencing rapid change, which requires innovative thinking and investment To ensure that Crawford stays at the forefront of this changing environment, Crawford has created Crawford Innovative Ventures, LLC (CIV), which will be led by Ken Fraser, EVP, chief strategy and development officer of Crawford CIV has been created to invest in strategic acquisitions and partnerships that support Crawford’s broader strategic plan CIV’s primary focus is to bring new services to the insurance market and explore new markets for Crawford’s current and acquired expertise CIV will aim to be a catalyst for change across Crawford’s worldwide business and provide a new look to Crawford as the company begins an exciting transformation WeGoLook is CIV’s first acquisition CRAWFORD INNOVATIVE VENTURES

VIGILANT EXPENSE CONTROL Significant cost reductions in 2015 driving margin expansion in 2016 Further efficiency opportunities currently being explored Goal for total compensation to be under 63% of revenues Sep-16 - “Total Compensation” includes compensation, payroll taxes, and benefits provided to the employees of the Company, as well as payments to outsourced service providers that augment our staff. - All periods represent full year results, except for 2016 which is year-to-date through September 30th

DRIVING ADJUSTED EBITDA MARGIN EXPANSION Goal to deliver predictable financial results while reducing weather dependence Trailing Twelve Month Non-GAAP Adjusted EBITDA Margins (1) (1) See Appendix for non-GAAP explanation and reconciliation

GLOBAL BUSINESS SERVICES AND TECHNOLOGY CENTERS SIMPLIFICATION Simplify how we do things today, both across and within divisions STANDARDIZATION Adopt the one best way of working globally and consolidate for scale in the right location OPERATIONAL EXCELLENCE Use our global scale to learn, innovate and continuously improve State of the art operational centers in the Philippines and India Philippine facility owned and operated by Crawford Consolidated global operations expected to drive improved customer service levels and lower costs $10 million of the overall cost savings expected to be achieved by year end 2016 and over $20 million by 2019

On November 7, Crawford & Company increased its guidance for 2016 as follows GUIDANCE--YEAR ENDING DECEMBER 31, 2016 Low End High End Consolidated revenues before reimbursements $1.08 $1.10 billion After expected restructuring and special charges, net income attributable to shareholders of Crawford & Company $31.0 $34.0 million Diluted earnings per share—CRD-A $0.58 $0.63 per share Diluted earnings per share—CRD-B $0.50 $0.55 per share Consolidated operating earnings $85.0 $90.0 million Consolidated adjusted EBITDA $125.0 $130.0 million Before expected restructuring and special charges, net income attributable to shareholders of Crawford & Company on a non-GAAP basis $39.0 $42.0 million Diluted earnings per share—CRD-A $0.73 $0.78 per share Diluted earnings per share—CRD-B $0.65 $0.70 per share 2016 GUIDANCE The Company expects to incur restructuring and special charges in 2016 totaling $11.0 million pretax. This is comprised of approximately $4.4 million related to the Centers and $6.6 million related to previously announced restructuring plans and other special charges. As a result of restructuring charges incurred for the Centers in 2015 and 2016, the Company expects to achieve $10.3 million in savings in 2016.

Midpoint of 2016 Non – GAAP Guidance Projects Strong YoY Growth 2016 NON – GAAP GUIDANCE 2016E for Non - GAAP Diluted EPS and Adjusted EBITDA represents the midpoint of the guidance range given by Crawford (1) See Appendix for non-GAAP explanation and reconciliation

LOOKING TO 2017 Reposition the Global Claims Management business to deliver revenue growth and improved profitability Expand Global Technical Services (GTS) Grow Contactor Connection globally WeGoLook to transform the market for high frequency, low severity claims Continue to deliver consistent growth and margin expansion at Broadspire in the U.S. and explore global TPA opportunities Garden City Group expected to return to growth in 2017 Crawford Innovation Ventures to deliver new services to the insurance industry and open new markets to Crawford Strategic review underway to identify further expense reduction opportunities Positioning Crawford to deliver more predictable financial results and ongoing revenue growth

Questions & Answers

Appendix A: Consolidated Year-to-Date Financial Information as of September 30, 2016

THIRD QUARTER YTD 2016 BUSINESS SUMMARY Revenues for the nine months ended September 30, 2016 were $836.9 million, down 6% as compared with $885.5 million in the 2015 period Net income attributable to shareholders of $28.2 million, as compared with $6.2 million in the 2015 period Year-to-date consolidated operating earnings grew 39.6% year over year to $71.8 million driven by broad-based expense reductions as well as strength in the Broadspire segment All four business segments achieved double digit operating margins during the third quarter Consolidated adjusted EBITDA(1) of $97.1 million, or 12% of revenues, in the 2016 period increasing substantially over the $78.7 million, or 9% of revenues, in the 2015 period Year-to-date cash dividends of $0.21 per CRD-A share and $0.15 per CRD-B share Business transformation ongoing to unlock value and become more client centric (1) See Appendix for non-GAAP explanation and reconciliation

THIRD QUARTER YTD CONSOLIDATED REVENUES AND OPERATING RESULTS (1) See Appendix for non-GAAP explanation and reconciliation Operating Margins (%) Revenues ($ in millions) Consolidated Operating Earnings (1) ($ in millions) Net Income ($ in millions)

THIRD QUARTER YTD SEGMENT REVENUES AND OPERATING EARNINGS International (1) See Appendix for non-GAAP explanation and reconciliation Broadspire Revenues ($ in millions) Revenues ($ in millions) Segment Operating Earnings (1) ($ in millions) Segment Operating Earnings (1) ($ in millions)

THIRD QUARTER YTD SEGMENT REVENUES AND OPERATING EARNINGS US Services (1) See Appendix for non-GAAP explanation and reconciliation Garden City Group Revenues ($ in millions) Revenues ($ in millions) Segment Operating Earnings (1) ($ in millions) Segment Operating Earnings (1) ($ in millions)

STATEMENT OF OPERATIONS HIGHLIGHTS Unaudited ($ in thousands, except per share amounts) Year-to-Date Periods Ended September 30, 2016 2015 % Change Revenues Before Reimbursements $ 836,863 $ 885,510 (6)% Costs of Services Provided, Before Reimbursements 595,248 662,537 (10)% Selling, General, and Administrative Expenses 178,182 179,346 (1)% Corporate Interest Expense, Net 7,553 6,238 21% Restructuring and Special Charges 7,431 16,383 (55)% Total Costs and Expenses Before Reimbursements 788,414 864,504 (9)% Other Income 719 701 3% Income Before Income Taxes 49,168 21,707 127% Provision for Income Taxes 20,029 15,335 31% Net Income 29,139 6,372 357% Net Income Attributable to Noncontrolling Interests (937) (189) 396% Net Income Attributable to Shareholders of Crawford & Company $ 28,202 $ 6,183 356% Earnings Per Share - Diluted: Class A Common Stock $ 0.53 $ 0.14 279% Class B Common Stock $ 0.47 $ 0.08 488% Cash Dividends per Share: Class A Common Stock $ 0.21 $ 0.21 0% Class B Common Stock $ 0.15 $ 0.15 0%

Unaudited ($ in thousands) September 30, 2016 December 31, 2015 Change Cash and cash equivalents $71,663 $76,066 ($4,403 ) Accounts receivable, net 166,993 164,596 2,397 Unbilled revenues, net 112,775 98,659 14,116 Total receivables 279,768 263,255 16,513 Goodwill 92,895 95,616 (2,721) Intangible assets arising from business acquisitions, net 91,812 104,861 (13,049) Goodwill and intangible assets arising from business acquisitions 184,707 200,477 (15,770) Deferred revenues 68,411 73,144 (4,733) Pension liabilities 110,722 121,732 (11,010) Short-term borrowings and current portion of capital leases 9,334 21,917 (12,583) Long-term debt, less current portion 205,248 225,365 (20,117) Total debt 214,582 247,282 (32,700) Total stockholders' equity attributable to Crawford & Company 144,249 113,693 30,556 Net debt (1) 142,919 171,216 (28,297) (1) See Appendix for non-GAAP explanation and reconciliation BALANCE SHEET HIGHLIGHTS

Unaudited ($ in thousands) 2016 2016 2015 2015 Variance Variance Net Income Attributable to Shareholders of Crawford & Company $ 28,202 $ 6,183 $ 22,019 Depreciation and Other Non-Cash Operating Items 34,826 34,777 49 Unbilled and Billed Receivables Change (23,746) 5,586 (29,332) Working Capital Change 24,365 (11,462) 35,827 U.S. and U.K. Pension Contributions   (13,564)   (13,945) 381     Cash Flows from Operating Activities 50,083 21,139 28,944 Property & Equipment Purchases, net (5,782) (10,296) 4,514 Capitalized Software (internal and external costs)   (13,653)   (16,182) 2,529     Free Cash Flow (1) $ 30,648   $ (5,339) $ 35,987 For the year-to-date periods ended September 30 OPERATING AND FREE CASH FLOW (1) See Appendix for non-GAAP explanation

Appendix B: Non-GAAP Financial Information

Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 35. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. APPENDIX: NON-GAAP FINANCIAL INFORMATION

Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision, restructuring and special charges, and non-cash stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Excluded from non-GAAP adjusted net income and diluted earnings per share are goodwill impairment, restructuring and special charges, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued)

RECONCILIATION OF NON-GAAP ITEMS Revenues and Trailing Twelve Months Adjusted EBITDA Margins Q115 Q215 Q315 Q415 Q116 Q216 Q316 Unaudited ($ in thousands) Total revenues $ 306,616 $ 324,416 $ 309,984 $ 300,504 $ 290,908 $ 297,669 $ 295,387 Reimbursements (18,839) (20,018) (16,649) (15,629) (13,674) (15,326) (18,101) Revenues before reimbursements $ 287,777 $ 304,398 $ 293,335 $ 284,875 $ 277,234 $ 282,343 $ 277,286 Net income attributable to shareholders of Crawford & Company $ 2,986 $ 4,054 $ (857) $ (51,671) $ 8,630 $ 8,627 $ 10,945 Add: Depreciation and amortization 10,815 10,592 10,812 11,279 10,294 10,264 10,085 Stock-based compensation 404 876 1,089 860 729 1,228 1,289 Net corporate interest expense 1,864 2,042 2,332 2,145 2,768 2,523 2,262 Goodwill impairment charges - - - 49,314 - - - Restructuring and special charges 1,063 4,242 11,078 18,012 2,417 3,526 1,488 Income taxes 2,241 4,709 8,385 (1,503) 5,307 6,116 8,606 Adjusted EBITDA $ 19,373 $ 26,515 $ 32,839 $ 28,436 $ 30,145 $ 32,284 $ 34,675 Adjusted EBITDA Margins 6.7% 8.7% 11.2% 10.0% 10.9% 11.4% 12.5% Trailing Twelve Month Adjusted EBITDA Margin 9.2% 10.2% 10.9% 11.2%

RECONCILIATION OF NON-GAAP ITEMS (continued)

Revenues, Costs of Services, and Operating Earnings

Unaudited ($ in thousands)	Year-to-date Period Ended September 30, 2016	Year-to-date Period Ended September 30, 2015	Full Year Actuals 2015	Full Year Guidance 2016*
Revenues Before Reimbursements				
Total Revenues	$883,964	$941,016	$1,241,520	$1,155,000
Reimbursements	47,101	55,506	(71,135)	(80,000)
Revenues Before Reimbursements	$836,863	$885,510	$1,170,385	$1,075,000
Costs of Services Provided, Before Reimbursements				
Total Costs of Services	$642,349	$718,043		
Reimbursements	47,101	55,506		
Costs of Services Provided, Before Reimbursements	$595,248	$662,537		

Unaudited ($ in thousands)	Year-to-date Period Ended September 30, 2016	Year-to-date Period Ended September 30, 2015	Full Year Actuals 2015	Full Year Guidance 2016 *
Operating Earnings (Loss):				
U.S. Services	$28,012	$24,837	$32,702	
International	31,243	11,484	18,799	
Broadspire	23,497	16,981	24,017	
Garden City Group	6,537	9,813	11,507	
Unallocated corporate and shared costs and credits	(17,454)	(11,648)	(16,605)	
Consolidated Operating Earnings	$71,835	$51,467	$70,420	$87,500
Deduct:				
Net corporate interest expense	(7,553)	(6,238)	(8,383)	(10,700)
Stock option expense	(403)	(357)	(433)	(500)
Amortization of customer-relationship intangible assets	(7,280)	(6,782)	(9,668)	(9,200)
Restructuring and special charges	(7,431)	(16,383)	(34,395)	(11,000)
Goodwill impairment charges	-	-	(49,314)	-
Income taxes	(20,029)	(15,335)	(13,832)	(24,500)
Net (income) loss attributable to non-controlling interests	(937)	(189)	117	700
Net Income (Loss) Attributable to Shareholders of Crawford & Company	$28,202	$6,183	$(45,488)	$32,300

Crawford

* *Midpoints of Crawford & Company's Guidance*

40

RECONCILIATION OF NON-GAAP ITEMS (continued) Revenues and Adjusted EBITDA * Midpoints of Company's Guidance Year-to-date Period Ended September 30, 2016 Year-to-date Period Ended September 30, 2015 Full Year Actuals 2015 Full Year Guidance 2016 * Unaudited ($ in thousands) Total revenues $883,964 $941,016 $1,241,520 $1,155,000 Reimbursements (47,101) (55,506) (71,135) (80,000) Revenues before reimbursements $836,863 $885,510 $1,241,520 $1,075,000     Net income attributable to shareholders of Crawford & Company $28,202 $6,183 $(45,488) $32,300 Add: Depreciation and amortization 30,643 32,219 43,488 45,000 Stock-based compensation 3,246 2,369 3,229 4,000 Net corporate interest expense 7,553 6,238 8,383 10,700 Goodwill impairment charges - - 49,314 - Restructuring and special charges 7,431 16,383 34,395 11,000 Income taxes 20,029 15,335 13,832 24,500 Adjusted EBITDA $97,104 $78,727 $107,153 $127,500

RECONCILIATION OF NON-GAAP ITEMS (continued) Net Debt September 30, June 30, December 31, December 31, Unaudited ($ in thousands) 2016 2016 2015 2015 Net Debt Short-term borrowings $ 8,007 $ 19,958 Current installments of capital leases 1,327 1,959 Long-term debt and capital leases, less current installments 205,248 225,365 Total debt 214,582 247,282 Less: Cash and cash equivalents 71,663 76,066 Net debt $ 142,919 $ 171,216

RECONCILIATION OF NON-GAAP ITEMS (continued) Non-GAAP Adjusted Net Income and Diluted Earnings Per Share Guidance for year ending December 31, 2016 based on midpoints Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share GAAP $ 57,500 $ (24,500) $ 33,000 $ 32,300 $ 0.61 $ 0.53 Add back: Restructuring and special charges 11,000 (3,350) 7,650 7,650 0.14 0.14 Non-GAAP Adjusted $ 68,500 $ (27,850) $ 40,650 $ 39,950 $ 0.75 $ 0.67 Year Ended December 31, 2015 Unaudited ($ in thousands) (Loss) Income Before Taxes Income Taxes Net Income Net (Loss) Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share GAAP $ (31,773) $ (13,832) $ (45,605) $ (45,488) $ (0.79) $ (0.87) Add back: Goodwill impairment charges 49,314 (1,706) 47,608 47,608 0.86 0.86 Restructuring and special charges 34,395 (9,046) 25,349 25,349 0.46 0.46 Non-GAAP Adjusted $ 51,936 $ (24,584) $ 27,352 $ 27,469 $ 0.53 $ 0.45